UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2024

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36798	98-1205464
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PANL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed on September 23, 2024 (the “Original Form 8-K”), Pangaea Logistics Solutions Ltd. (the “Company”) entered into a definitive Agreement and Plan of Merger on September 23, 2024 (the “Merger Agreement”) with Strategic Shipping Inc. (“SSI”), Renaissance Holdings LLC, a wholly-owned subsidiary of SSI (“Renaissance”), and Renaissance Merger Sub LLC, a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Renaissance will merge with and into Merger Sub, after which the separate existence of Merger Sub will cease and Renaissance will be a wholly-owned subsidiary of the Company (the “Merger”). As a result of the Merger, the Company will acquire ownership or charter-in fifteen (15) handy-size dry bulk vessels currently owned or chartered-in by SSI. Pursuant to the Merger Agreement, SSI is entitled to receive a number of common shares, par value $0.0001 per share (the “Common Shares”) of the Company (the “Merger Consideration”) to be determined prior to the consummation of the Merger based on a net asset value to net asset value exchange ratio. The Common Shares of the Company issued as the Merger Consideration will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption provided by Section 4(a)(2) of the Securities Act.

The Company is filing this Amendment No. 1 to the Original Form 8-K (this “Form 8-K/A”) to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

The information in this Form 8-K/A, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Form 8-K/A and furnishing this information, the Company makes no statement or admission as to the materiality of any information included in this filing or the exhibits attached hereto.

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of shareholder approval pursuant to Nasdaq Listing Rule 5635 in connection with the proposed fleet combination transaction of vessels owned by Strategic Shipping Inc. (the “Proposals”). Shareholders should read the proxy statement and other relevant documents when they become available because they will contain important information about the Proposals. The proxy statement, any amendments or supplements to the proxy statement, and other relevant documents filed by the Company with the SEC will be available for free at www.sec.gov and at the Company’s website, www.pangaeals.com, or by writing to: Investors@pangaeals.com. The Company and its executive officers and directors may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Proposals. Information regarding the Company’s directors and executive officers appears in the Company’s definitive proxy statement for its 2024 annual meeting, which was filed with the SEC on June 24, 2024.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Audited Consolidated Financial Statements of Renaissance as of and for the year ended December 31, 2023, and the nine months ended September 30, 2024, are filed as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of and for the year ended December 31, 2023, and the nine months ended September 30, 2024, are filed as Exhibit 99.3 and incorporated herein by reference. The Unaudited Pro Forma Condensed Combined Financial Statements give effect to the Merger Agreement and other transactions contemplated thereby on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d)Exhibits

Exhibit	Description

99.1    Audited Consolidated Financial Statements of Renaissance Holdings LLC as of and for the year ended December 31, 2023.*

99.2    Unaudited Consolidated Financial Statements of Renaissance Holdings LLC as of nine months ended September 30, 2024.*

99.3    The Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of and for the year ended December 31, 2023, and the nine months ended September 30, 2024.*

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).
______________

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2024

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Gianni Del Signore
Name: Gianni Del Signore Title: Chief Financial Officer